IMPORTANT
PROXY MATERIALS
PLEASE CAST YOUR VOTE  NOW!

March 19, 2003

Quantitative Group of Funds


Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Quantitative Group of Funds will be held on April 22, 2003. The purpose of the meeting is to vote on an important proposal that affect the Funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s). This package contains information about the proposals, as well as materials for voting by mail.
If you own more than one Fund, please note that you will have received one proxy card for each Account that you own.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Quant Funds, are responsible for protecting your interests as a shareholder. The Trustees believe the proposal is in the best interests of shareholders. They recommend that you vote for the proposal.

The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card or cards enclosed in this package. Be sure to sign each card before mailing it in the postage-paid envelope. This will ensure your vote is counted, even if you cannot attend the meeting in person. Please be sure to complete each proxy card if you own more than one Fund.

If you have any questions before you vote, please call Quant Funds at 1-800-326-2151. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,



Willard L. Umphrey
President and Chairman

QUESTIONS AND ANSWERS

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we encourage you to read the full text of the enclosed proxy statement, here's a brief overview of matters to be voted upon. Your vote is important.

Q.	What am I being asked to vote "For" in this proxy?

A.	You may be asked to vote on the proposal to elect the Board of Trustees.

Q.	What role does the Board play?

A.	The Trustees oversee the management and investment policies of each Fund.
Members of the Board are experienced executives who have an obligation to serve the best interests of shareholders. In addition, the Trustees review Fund performance,oversee Fund activities and fees, and review the Funds' contracts with Quantitative Investment Advisors, Inc. and other Fund service providers.
If the Proposal is approved, the six current members of the Board of Trustees, plus Mr. Leon Okurowski and Mr. Clinton Marshall, will be elected to the Board. If the Proposal is not approved, the six current members of the Board will remain as members of the Board and only Mr. Willard Umphrey, Mr. John Bulbrook, Mr. Edward Burrows and Mr. Robert Armstrong will have been previously elected by the shareholders.

Q.	How does the Funds' Board of Trustees recommend that I vote on the proposal?

A.	The Board of Trustees has unanimously approved the proposal and recommends that you vote "FOR" the proposal. The Board believes that the proposal is in the best interests of your Fund and its shareholders.

Q.	How can I vote my proxy?

A.	As a shareholder, you are entitled to one vote for each share you own in a Fund as of the record date. The record date is February 28, 2003. For your convenience, there are several ways you can vote:

	( By Mail: vote, sign and return the enclosed proxy card(s)
	( In person: attend the special meeting on April 22, 2003 at 10:00 a.m.
	  Eastern Standard Time at the offices of Quantitative Investment Advisors, Inc., 55 Old Bedford Road, Lincoln, Massachusetts.

It is important that you vote promptly.

Quant Small Cap Fund
Quant Mid Cap Fund
Quant Growth and Income Fund
Quant Emerging Markets Fund
Quant Foreign Value Fund

FUNDS OF
QUANTITATIVE GROUP OF FUNDS ("Quant Funds")

55 Old Bedford Road
Lincoln, Massachusetts 01773
(781) 259-1144

Notice of Special Meeting of Shareholders

	To the Shareholders of the above Funds:

	NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders
(the "Meeting") of Quant Small Cap Fund, Quant Mid Cap Fund, Quant Growth and Income Fund, Quant Emerging Markets Fund and Quant Foreign Value Fund (each, a "Fund" and collectively, the "Funds") will be held on April 22, 2003 at 10:00 a.m. Eastern Standard Time at 55 Old Bedford Road, Lincoln, Massachusetts.
The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

		All Funds

	1.	To elect the Quant Funds' Board of Trustees.

	2.	To consider and act upon any other matters that properly comes
	   	before the meeting and any adjourned session of the meeting.

	The Board of Trustees has fixed the close of business on February 28, 2003 as the record date for the determination of shareholders of each of the Funds entitled to notice of, and to vote at, the Meeting and any adjourned session thereof.

	By order of the Board of Trustees,

	FREDRICK S. MARIUS

	Clerk
March 19, 2003

PLEASE RESPOND PROMPTLY. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL OR IN PERSON.

PROXY STATEMENT
 SPECIAL MEETING OF SHAREHOLDERS OF
QUANTITATIVE GROUP OF FUNDS:

Quant Small Cap Fund
Quant Mid Cap Fund
Quant Growth and Income Fund
Quant Emerging Markets Fund
Quant Foreign Value Fund

TO BE HELD ON APRIL 22, 2003

	This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the "Board") of Quantitative Group of Funds ("Quant Funds") to be used at the Special Meeting of Shareholders of each fund listed above (each, a "Fund" and collectively, the "Funds") and any adjournments thereof (the "Meeting").
The Meeting has been called to be held on April 22, 2003 at 10:00 a.m. Eastern Standard Time at 55 Old Bedford Road, Lincoln, Massachusetts, the office of Quant Funds and Quantitative Investment Advisors, Inc., the Funds' investment adviser ("Quantitative").

INFORMATION ABOUT THE QUANT FUNDS

	Quant Funds is a multi-managed, no-load, open-end, management investment company currently consisting of five diversified investment portfolios each with its own investment objective and policies. The assets of each Fund are allocated among Quantitative pursuant to a written agreement (the "Advisory Agreement") between the Funds and Quantitative and/or investment management organizations (each, a "Sub-Advisers"), researched and recommended by Quantitative and reviewed and approved by the Board, pursuant to written agreements (the "Sub-Advisory Agreements") among the Funds,
Quantitative and the respective Sub-Advisers.   Quantitative also is
responsible for the provision of administrative services to each Fund, including the provision of office space, shareholder and broker-dealer communications, compensation of all officers and employees of the Funds who are officers or employees of Quantitative or its affiliates, and supervision of transfer agency, dividend disbursing, custodial and other services provided by others.

	The principal business address of Quantitative, each Funds' manager and administrator, and U.S. Boston Capital Corporation ("USB Corporation"), the principal distributor of the Funds' shares, is 55 Old Bedford Road, Lincoln, Massachusetts 01773. The principal business address of the Funds' respective Sub-Advisers are as follows: Columbia Partners, LLC, Investment Management (Small Cap Fund and Mid Cap Fund), 1775 Pennsylvania Ave. NW, Washington D.C. 20006; SSgA Funds Management, Inc. (Growth and Income Fund), Two International Place, Boston, MA 02110; Independence Investment, LLC (Emerging Markets Fund), 53 State Street, Boston, MA 02109; and Polaris Capital Management, Inc. (Foreign Value Fund), 125 Summer Street, Boston,
MA 02110.

GENERAL INFORMATION

	The purpose of this Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about March 19, 2003. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by officers, Trustees or agents of Quant Funds, or employees, officers and/or agents of Quantitative, none of whom will receive additional compensation therefor. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by Quant Funds. Forms of proxy material also may be distributed to Shareholders through brokers, custodians and other like parties, and Quant Funds will reimburse such parties for their reasonable out-of-pocket expenses incurred in connection therewith.

	If the enclosed proxy card is properly executed and returned, the shares represented thereby will be voted at the Meeting in accordance with the instructions noted thereon. If no instruction is indicated, the proxy will be voted in accordance with the Board of Trustees' recommendations as set forth herein. However, even though you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of Quant Funds prior to the Meeting, by delivering a subsequently dated proxy card or by personally attending the Meeting, requesting return of your previously delivered proxy and voting in person.

	Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). The holders of a majority of the shares of any Fund outstanding on February 28, 2003 (the "Record Date"), present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in-favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

	Only Shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date on each matter to come before the Meeting for the respective Fund(s). Shares of each Fund of Quant Funds issued and outstanding as of the Record Date are described in Appendix A to this Proxy Statement.

	Each Fund's most recent annual report and semi-annual report has previously been delivered to shareholders. For a free copy of each Fund's most recent annual or semi-annual report, call 1-800-326-2151 or write to Quantitative Investment Advisors, Inc. at 55 Old Bedford Road, Lincoln, Massachusetts 01773.

	VOTE REQUIRED IN THIS PROXY: Approval of Proposal 1 requires a plurality of all votes cast at the Meeting.

The following describes the proposal set forth in this proxy statement, to elect as Trustees the eight nominees presented in Proposal 1, applicable to each of the Quant Funds.

PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES

	The purpose of this proposal is to elect the Board of Trustees of Quant Funds. Currently, the Board of Trustees consists of Willard L. Umphrey, Robert M. Armstrong, John M. Bulbrook, Edward E. Burrows, Joseph J. Caruso and David A. Umstead. The Trustees have determined that the Board of Trustees should be increased to eight members. It is proposed that Mr. Leon Okurowski and Mr. Clinton Marshall be elected with the existing Trustees to the Quant Funds' Board of Trustees. Mr. Okurowski and Mr. Marshall do not currently serve as Trustees of your Fund, but have agreed to do so if elected by shareholders.

	Pursuant to the provisions of the 1940 Act, Trustees of an investment company must be elected by shareholders. However, if a vacancy on the Board of Trustees is filled without approval of the shareholders, immediately after filling the vacancy at least two-thirds of the Board of Trustees must have been elected to such office by shareholders of the fund. By electing nominees listed below, shareholders can ensure that the two-thirds requirement will be met in the event that a vacancy occurs on the Board in the future.

	The enclosed proxy card will be voted for the election as Trustees of the eight nominees listed below unless such authority has been withheld in the proxy card. Otherwise, if the Proposal is not approved, the six current members of the Board will remain as members of the Board and only Mr. Willard Umphrey, Mr. John Bulbrook, Mr. Edward Burrows and Mr. Robert Armstrong will have been previously elected by the shareholders.

	If, before the election, any nominee refuses or is unable to serve, proxies will be voted for a replacement nominee designated by your current Trustees.
You are being asked to elect all of the nominees listed in the table below.
Your current Trustees will continue to serve as Trustees of your Fund even if shareholders do not approve the proposal.

      	The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Fund Management

	The Nominees for Trustees and current Officers of Quant Funds are listed below. Except for Mr. Leon Okurowski and Mr. Clinton Marshall, all Nominees and Officers named below are currently Trustees or Officers of Quant Funds and have served in that capacity continuously since originally elected or appointed. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

		Position with
		Funds,		 		Number of
		Term of		 Principal	Portfolios in
		Office and	 Occupation(s)	Fund Complex
Name, Age, 	Length of	 During Past	Overseen
Address(1) 	Time Served(2)	 Five Years(3)  By Nominee	Other Directorships


Interested
Nominees4


Willard L. 	Trustee,	Director, U.S.		        Director, Quantitative
Umphrey		President	Boston Capital			Advisors and U.S. Boston
Age 61		and Chairman	Corporation	    5		Capital Corporation, A Plus
								America, AB&T, U.S. Boston
								Corporation, U.S. Boston
								Asset Management Corporation,
								U.S. Boston Funding Corporation,
								USB Corporation, USB Greenville-
								86, Inc., USB-85 Restaurant
								Associates, Inc., USB Atlantic
								Associates, Inc., BPW Co., Inc.,
								U.S. Boston Insurance Agency,
								Inc., Pear Tree Royalty Company,
								Inc., Profile Systems, Inc.,
								Waterfront Parking Corporation.



______________________________
1  The mailing address of each of the officers and Nominees is 55 Old Bedford Road,
   Lincoln, Massachusetts 01773.
2  Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.  Each Trustee serves for an indefinite term, until her or his successor is elected.
3  The principal occupations of the officers and Nominees for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers, with the exception of Mr. Marius who was employed by Putnam Investments, Inc. from 1992 to 1999 as in-house counsel and who joined U.S. Boston Captial Corp. and Quantative Advisors in 1999.
4  Messrs. Umphrey and Okurowski are "interested persons" (as defined in the
   Investment Company Act of 1940, as amended, the ("1940 Act")) of the Funds, the
   Manager or an Advisor.  They have been determined to be an "Interested Nominee"
   by virtue of, among other things, their affiliation with one or more of the following entities: the Trust, the Fund's investment advisor, Quantitative
   Advisors and the Fund's distributor, U.S. Boston Capital Corporation.

		Position with
		Funds,		 		Number of
		Term of		 Principal	Portfolios in
		Office and	 Occupation(s)	Fund Complex
Name, Age, 	Length of	 During Past	Overseen
Address(1) 	Time Served(2)	 Five Years(3)  By Nominee	Other Directorships

Interested
Nominees


Leon 				 Director and			Director, Quantitative Advisors
Okurowski(6)	Vice President	 Vice President,   5		and U.S. Boston Capital
Age 60		and Treasurer	 U.S. Boston			Corporation, AB&T, U.S. Boston
				 Capital 			Corporation, U.S. Boston Asset
				 Corporation			Management Corporation, U.S.
								Boston Funding Corporation,
								USB Corporation, USB Greenville
								86, Inc., USB-85 Restaurant 										Associates,  Inc., USB Atlantic
								Associates, Inc., BPW Co., Inc.,
								U.S. Boston Insurance Agency,
								Inc.

Non-interested
Nominees


Robert M. 	Trustee		President, Alumni   5		Director of Alumni Career
Armstrong			Career Services 		Career Services, Harvard
Age 63				Inc., formerly			University, Graduate School of.
				Associate, 			Business Administration;
				Keystone Associates		Director of Concord-Carlisle 				(career management);		Community Chest
				Director of Alumni
				Career Services, Harvard
				University, Graduate School
				of Business Administration;
				Director of Concord-Carlisle
				Community Chest


John M. 	Trustee		CEO, Treasurer and    5		Director, John M. Bulbrook
Bulbrook			Director, John M.		Insurance Agency, Inc.
Age 59				Bulbrook Insurance
				Agency, Inc.

		Position with
		Funds,		 		Number of
		Term of		 Principal	Portfolios in
		Office and	 Occupation(s)	Fund Complex
Name, Age, 	Length of	 During Past	Overseen
Address(1) 	Time Served(2)	 Five Years(3)  By Nominee	Other Directorships


Edward E. 	Trustee		Independent 	  5		Former Director of Actuarial
Burrows				consulting			Services, Mintz, Levin, Cohn,
Age 69				actuary - 			Ferris, Glovsky and Popeo P.C.
				employee benefit
				plans; formerly
				Vice President
				and Director of
				Actuarial Services,
				Mintz, Levin, Cohn,
				Ferris, Glovsky and
				Popeo, PC (law firm/
				consulting); formerly
				President, The Pentad
				Corporation (employee
				benefit consultants
		                and actuaries).


Joseph J. 	Trustee		Principal, Bantam  5		 None
Caruso		(since 1999)	Group, Inc.
Age 59


David A. 	Trustee		President, Cape    5		 None
Umstead		(since 2001)	Ann Capital, Inc.
Age 59


Clinton S.	N/A		President, Coastal		Northern York County Family
Marshall			CFO Solutions,			YMCA, the Pool Association,
Age 45				Chief Financial			Biddeford Pool Yacht Club,
				Officer ("CFO"),		Abenakee Club
				Great Works
				Internet, CFO,
				Northern York
				County Family YMCA,
				CFO, Holographix, CFO,
				Fore River Company,
				Finance Director,
				Tom's of Maine


Principal Officers who are not Trustees/Nominees


Frederick S. 	Clerk, Vice	President, General   N/A	None
Marius(5)	President	Counsel, U.S.
Age 39				Boston Capital
				Corporation

Role of the Board of Trustees

	The Trustees of Quant Funds are responsible for the overall management and supervision of Quant Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee Quant Funds' activities, review contractual arrangements with service providers
for Quant Funds and review Quant Funds' performance.   During the fiscal year
ended March 31, 2002, the Board of Trustees convened 4 times.

Committee Structure

The following table outlines the standing committees of the Trustees:
								        Number of Meetings
									    During Year-
Name of Committee	Functions	             Members		   Ended 3/31/02

Audit		    To approve independent Auditors  Armstrong, Burrows, 	1
		    and to review Audit results	     Umstead

Nominating*	    To review candidates and give    Armstrong, Burrows,    	2
		    recommendations of new Trustees  Caruso
	    	    to the full Board

Pricing		    To discuss pricing anomalies     Bulbrook, Umphrey, 	2                		    	    as outlined in the Fund's 		Umstead
		    Pricing Procedures

*The Nominating Committee does not currently consider nominees for director recommended by shareholders.

Share Ownership

	The following table shows the dollar range of equity securities beneficially owned by each Nominee in each of the Funds and in all Quant Funds as of
February 28, 2003.  Except for the Funds listed below, each of the Nominees does not beneficially own securities of any other Quant Fund.

								Aggregate Dollar Range of Equity
        		Dollar Range of Equity			Securities Owned in All Quant
Name of Trustee  	 Securities Owned			Funds Overseen by Trustee


Interested Nominees



Willard L. Umphrey	Quant Emerging Markets Fund/over 		Over $100,000
			$100,000;Quant Foreign Value Fund/
			over $100,000; Quant Growth and
			Income Fund/ $10,000-$50,000; Quant
			Small Cap Fund/over $100,000

Leon Okurowski		Quant Foreign Value Fund/over $100,000;		Over $100,000
			Quant Growth and Income Fund/$50,000-
			$100,000; Quant Mid Cap Fund/$50,000-
			$100,000; Quant Small Cap Fund/$50,000-
			$100,000



Non-interested Nominees



Robert M. Armstrong 	Quant Growth and Income Fund/$10,000-		$10,000-$50,000
			$50,000; Quant Small Cap Fund/$10,000-
			$50,000


John M. Bulbrook	Quant Emerging Markets Fund/over 		Over $100,000
			$100,000; Quant Foreign Value Fund/over
			$100,000; Quant Growth and Income Fund/
			$50,000-$100,000


Edward E. Burrows	Quant Small Cap Fund/$10,000-$50,000		$10,000-$50,000

Joseph J. Caruso	Quant Small Cap Fund/$10,000-$50,000		$10,000-$50,000

David A. Umstead	None						None

Clinton S. Marshall	None						None

Other Interests

	During the fiscal year ended March 31, 2002, Carolyn Ellis, wife of Non-Interested Nominee John M. Bulbrook, purchased a $75,000 limited partnership interest in Focus Fund VII, LLC, a limited partnership for which Pear Tree Partners is the manager and U.S. Boston Capital Corporation was the placement agent. Pear Tree Partners is an affiliate of U.S. Boston Capital Corporation and Quantitative Investment Advisors, Inc.

Trustee Compensation

Each Trustee receives an annual fee of $4,000. For services rendered during the fiscal year ended March 31, 2002, the Funds paid Trustees' fees aggregating $28,000.


                            Compensation Table
		for the fiscal year ended March 31, 2002


				    Pension or		        	    Total
				    Retirement	     Estimated	  	Compensation
		Aggregate	Benefits Accrued    Annual Benefits     From the Trust
Name of Person,	Compensation	As Part of Fund		Upon		and Fund Complex
 Position	from the Trust	      Expenses	      Retirement	 Paid to Trustee

Robert M. Armstrong	       $4,000	           N/A		        N/A	      $4,000
Trustee

John M. Bulbrook	       $4,000	           N/A		        N/A	      $4,000
Trustee

Edward E. Burrows	       $4,000	           N/A		        N/A	      $4,000
Trustee

Joseph J. Caruso
Trustee		 	       $4,000		   N/A			N/A	      $4,000

Leon Okurowski*	      	       $4,000	           N/A		        N/A	      $4,000
Trustee

Willard L. Umphrey	       $4,000	           N/A		        N/A	      $4,000
Trustee

David A. Umstead	       $1,000	           N/A		        N/A	      $1,000
Trustee

Ron Zwanziger**		       $3,000		   N/A			N/A	      $3,000

* Mr. Okurowski resigned as a Trustee of the Funds on December 6, 2002 and is seeking re-election pursuant to the proposal in this proxy statement.
** Mr. Zwanziger resigned as a Trustee of the Funds on September 19, 2001.

The above Compensation Table provides, in tabular form, the following data:
Column (1) All Trustees who receive compensation from the Trust.
Column (2) Aggregate compensation received by a Trustee from all series of the Trust.
Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Trust. The Trust does not pay its Trustees such benefits. Column (5) Total compensation received by a Trustee from the Trust plus compensation received from all Funds managed by the Manager for which a Trustee serves. As there are no such Funds other than the series of the Trust, this figure is identical to column (2).

Conclusion

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT EACH NOMINEE LISTED ABOVE AS A TRUSTEE OF QUANT FUNDS.
* * * * * * * * * * * *


OTHER INFORMATION

Information about Quantitative

	Quantitative, a Delaware corporation, located at 55 Old Bedford Street, Lincoln, Massachusetts 01773, is the Funds' manager and administrator. As of February 28, 2003, Quantitative managed over $134 million in assets.

Willard Umphrey is Chief Executive Officer of Quantitative and President and Chairman of Quant Funds. In addition, Frederick S. Marius is Executive Vice President and Clerk of Quant Funds and is also President of Quantitative.

	Pursuant to its Advisory Agreement with each Fund, Quantitative implements and operates a multi-manager methodology and has overall supervisory responsibility for the general management and investment of each Fund's securities portfolio, subject to the respective Fund's investment objectives and policies and any directions of the Board. Quantitative recommends to the Board multiple independent investment management firms for appointment as Sub-Advisers for each Fund, each of which employs a different investment style. Quantitative continuously analyzes and evaluates the investment performance and portfolios of each Fund's Sub-Advisers and from time to time recommends changes in the Sub-Advisers.

Information about Quant Funds' Independent Accountant

	The firm of PriceWaterhouseCoopers LLP has been selected as independent accountants for each Fund. PriceWaterhouseCoopers LLP, in accordance with Independence Standards Board No. 1, has confirmed to Quant Funds' Audit Committee that they are independent accountants with respect to the Funds.

	The independent accountants examine annual financial statements for the Funds and provide other non-audit and tax-related services to the Funds. Quantitative and Quant Funds' Audit Committee have considered whether other non-audit services by PriceWaterhouseCoopers LLP are compatible with maintaining the independence of PriceWaterhouseCoopers LLP, in its audit of the Funds. Representatives of PriceWaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

	Below are the fees paid to PriceWaterhouseCoopers LLP for the fiscal year ended March 31, 2002:

	Fund-Related Fees.

	Audit Fees. The approximate fee for professional services rendered for the audit of annual financial statements paid by each Fund is shown in the table below:

Name of Fund			Audit Fee

Small Cap Fund			$32,086
Mid Cap Fund			$7,038
Growth and Income Fund		$26,334
Emerging Markets Fund		$5,058
Foreign Value Fund		$9,127

	All Other Fees. PriceWaterhouseCoopers LLP was also paid approximately $22,000 for tax-related services rendered to the Funds during the fiscal year ended March 31, 2002.

	Non-Fund Related Fees.

	Audit Fees. PriceWaterhouseCoopers LLP was paid approximately $5,500 for audit services rendered on behalf of Quantitative or its affiliates.

	Financial Information Systems Design and Implementation Fees. PriceWaterhouseCoopers LLP was paid no additional fees for financial information systems design or implementation services rendered on behalf of Quantitative or its affiliates.

	All Other Fees. PriceWaterhouseCoopers LLP was paid no additional fees for and did not provide other non-audit services rendered on behalf of Quantitative or its affiliates.

Outstanding Shares and Significant Shareholders of Quant Funds

	Shareholders of record at the close of business on February 28, 2003 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix A to this Proxy Statement lists for each Fund the total number of shares outstanding on February 28, 2003 entitled to vote at the Meeting. It also identifies holders of more than 5% of any class of shares of each Fund.

Adjournments; Other Business

	If a quorum is not present at the Meeting, if a Fund has not received enough votes by the time of the Meeting to approve the proposals herein, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of that Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant proposals. They will vote against any such adjournment any proxy that directs them to vote against the relevant proposals. They will not vote any proxy that directs them to abstain from voting on the relevant proposals.

	The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present are the proposals set forth in this Proxy Statement. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

Shareholder Proposals at Future Meetings

	The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold annual meetings of shareholders unless the election of Trustees is required to be acted on by shareholders under the 1940 Act. Any proposals by shareholders to be presented at an annual meeting must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting at least 120 calendar days in advance of the date of the Fund's proxy statement released in connection with the previous year's annual meeting, except that if no annual meeting was held in the previous year or the date of the annual meeting has changed by more than 30 days, a shareholder proposal shall have been received by the Fund a reasonable time before the solicitation is made. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.



Note to Banks, Broker-Dealers and Voting Trustees and their Nominees

	Please advise Quant Funds, in care of Quantitative Investment Advisors, 55 Old Bedford Road, Lincoln, Massachusetts 01773 whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and annual reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Delivery of Documents to Shareholders Sharing an Address

	One annual report or proxy statement, as applicable, may be delivered to multiple shareholders sharing an address unless Quant Funds has received contrary instructions from one or more of the shareholders. Quant Funds will deliver promptly a separate copy of the annual report or proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. In order to request a separate copy or change your preference to receive multiple copies in the future, please write to Quant Funds, 55 Old Bedford Road, Lincoln, Massachusetts 01773 or call Quant Funds at 1-800-326-2151.


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN YOUR PROXY CARD AND RETURN THE CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE NOTE THE FORM OF THE NAME OR NAMES PROVIDED ON THE PROXY CARD. THIS IS THE FORM IN WHICH THE SHARE OWNERSHIP IS SHOWN ON THE BOOKS OF THE FUNDS, AND IT IS THE FORM IN WHICH THE SIGNATURE OR SIGNATURES SHOULD APPEAR ON THE PROXY CARD.

Appendix A

SHARES OUTSTANDING AND ENTITLED TO VOTE; SHARE OWNERSHIP

The Funds' shares entitled to vote at the Meeting, the number of shares outstanding as of February 28, 2003 was as follows:

Name of Fund 				Number of Shares Outstanding and
					Entitled to Vote
Quant Small Cap Fund
     Ordinary Class Shares		3,411,940.738
     Institutional Class Shares		407,044.816

Quant Mid Cap Fund
    Ordinary Class Shares		817,829.093
     Institutional Class Shares		112,486.665

Quant Growth and Income Fund
     Ordinary Class Shares		3,816,576.87
     Institutional Class Shares		57,372.329

Quant Emerging Markets Fund
     Ordinary Class Shares		1,786,286.431
     Institutional Class Shares		45,643.486

Quant Foreign Value Fund
     Ordinary Class Shares		3,756,520.166
     Institutional Class Shares		109,969.418

OWNERSHIP OF SHARES

As of February 28, 2003, the following persons owned of record or beneficially 5% or more of each Fund's shares:

									Percentage of
			Record or 		Shares Beneficially 	Outstanding
			Beneficial Owner	Owned			Shares of
Fund/Class								Class Owned


Quant Emerging Markets 	U.S. Boston Corp PSRP	26,422.573		57.88%
Fund/Institutional	U/A 10/01/84 W. L.
 			Umphrey TTEE, A/C
			W. Umphrey

			Willard L. Umphrey -
			SEP IRA			9,788.714		21.44%

			USB Corporation
			Employee Incentive
			Savings Plan		8,664.013		18.98%

Quant Foreign Value 	U.S. Boston Corp PSRP
Fund/Institutional	U/A 10/01/84 W. L.
 			Umphrey TTEE, A/C
			W. Umphrey		50,216.347		45.66%

			USB Corporation
			Employee Incentive
			Savings Plan		21,016.312		19.11%

			Leon Okurowski		14,231.731		12.94%

			Bernard R. Horn, Jr.
			and Lorraine B. Horn
			JTWROS			11,190.774		10.17%

			Quantitative Group of
			Funds C/O FSI/Funds
			Serv Account *		6,364.281		5.78%

			Lawrie W. Okurowski	6,330.663		5.75%

Quant Growth and Income
Fund/Institutional	USB Corporation Employee
			Incentive Savings Plan	34,411.937		59.98%

			Quantitative Group of
			Funds C/O FSI/Funds
			Serv Account*		4,048.424		7.05%

			U.S. Boston Corp PSRP
			A/C L. Okurowski	3,374.880		5.88%

Quant Mid Cap Fund/
Institutional		Millwrights & Machinery
			Erectors Local 1545,
			Pension			63,506.386		56.45%

			USB Corporation Employee
			Incentive Savings Plan	21,498.006		19.11%

			James E. Jones and
			Sandra G. Jones JTWROS	6,545.528		5.81%
Quant Mid Cap Fund/
Ordinary		Fidelity Investments
			Institutional Operations
			Co., Inc. (FIIOC) as
			agent for certain
			employee benefits*	45,961.874		5.61%

Quant Small Cap Fund/
Institutional		The Max & Victoria
			Dreyfus Foundation,
			Inc.			79,579.162		19.55%

			Temple Preservation
			Foundation		44,927.506		11.03%

			The John Dickson Home 	44,769.549		10.99%

			USB Corporation
			Employee Incentive
			Savings Plan		39,095.021		9.60%

			National Postal Forum	36,180.862		8.88%

			Quantitative Group of
			Funds C/O FSI/Funds
			Serv Account*		32,375.771		7.95%

			The Henry & Annie Hurt
			Home for the Blind	20,593.992		5.05%

QUANTITATIVE GROUP OF FUNDS

PLEASE VOTE PROMPTLY
* * * * * * * * * * * * * * * * * *

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

PLEASE MARK SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

Mark box at right for address change and note new address below:


CONTROL NUMBER:


Please be sure to sign and date this proxy.



Shareholder
Sign here_______________________________________________

Co-Owner
Sign here_______________________________________________


Date:_____________________________________, 2003


Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

FUND:

____________________________________

RECORD DATE SHARES:

____________________________________
















__________________________________________

QUANTITATIVE GROUP OF FUNDS
 __________________________________________
This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint Frederick S. Marius as proxy of the signers, with power of substitution, to vote all shares at the Special Meeting of Shareholders to be held at 55 Old Bedford Road, Lincoln, Massachusetts, on April 22, 2003 at 10:00 a.m. EST and at any adjournment, as specified herein and accordance with their best judgment, on any other business that may properly come before this meeting. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each item below. This proxy will be voted in accordance with the holder's best judgment as to any other matter. After careful review, the Board of Trustees recommends a vote "FOR" the following items:




All FUNDS VOTE FOR PROPOSAL 1 BELOW

For all nominees listed (except as otherwise marked  to the left)
Withhold Authority to vote for all nominees


1.   Proposal to elect the eight nominees specified below as Trustees:

(1) Robert M. Armstrong; (2) John M. Bulbrook; (3) Edward E. Burrows;
(4) Joseph J. Caruso; (5) David A. Umstead; (6) Willard L. Umphrey;
(7) Leon Okurowski and (8) Clinton Marshall.

      (Instruction: to withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the lines below:


      _____________________________________________


      _____________________________________________


      _____________________________________________